                        [LETTERHEAD OF DELOITTE & TOUCHE]



INDEPENDENT AUDITORS' REPORT


To the Partners of
Crow Winthrop Development Limited Partnership:

We have audited the accompanying consolidated balance sheets of Crow Winthrop Development Limited Partnership (a Maryland limited partnership) and affiliates (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of operations, partners capital (deficiency), and cash flows for the years then ended. These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis. evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects. the financial position of Crow Winthrop Development Limited Partnership and affiliates as of December 31. 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche

July 2, 1999

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 1998 AND 1997

                                                                                       1998                   1997

ASSETS

REAL ESTATE, net (Notes 2 and 3)                                                   $ 76,003,777          $ 72,366,678

CASH AND CASH EQUIVALENTS                                                            26,563,075             4,727,101

RECEIVABLES:
Accounts receivable                                                                     515,992               261,505
Deferred rents receivable (Note 2)                                                      952,275               611,537
                                                                              ------------------     -----------------

Total receivables                                                                     1,468,267               873,042

DEFERRED COSTS, net of accumulated amortization
  of $145,034 in 1998 and $92,270 in 1997 (Notes 2 and 8)                               793,750               852,193

PREPAID EXPENSES AND OTHER ASSETS                                                       849,457               215,953
                                                                              ==================     =================
                                                                                   $105,678,326           $79,034,967
                                                                              ==================     =================


LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
Long-term debt (Note 4)                                                            $ 29,554,999          $ 29,694,400
Loans from general partner (Note 5)                                                                         7,701,841
Accrued interest (Notes 4 and 5)                                                      8,103,712             9,958,698
Accounts payable and accrued expenses                                                 2,447,272               956,070
Unearned rental revenue                                                                 111,592               125,824
Security deposits                                                                       281,167               287,635
Other liabilities (Note 6)                                                                                  3,340,200
                                                                              ------------------     -----------------

    Total liabilities                                                                40,498,742            52,064,668

COMMITMENTS AND CONTINGENCIES (Note 7)

PARTNERS' CAPITAL (Note 1):
Winthrop California Investors Limited Partnership                                    42,719,405            31,859,588
Crow Irvine #2                                                                       22,460,179            (4,889,289)
                                                                              ------------------     -----------------

    Total partners' capital                                                          65,179,584            26,970,299
                                                                              ==================     =================
                                                                                  $ 105,678,326          $ 79,034,967
                                                                              ==================     =================


See accompanying notes to consolidated financial statements.

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                       1998                   1997

REVENUES (Notes 2, 7, and 8):
Minimum rents                                                                        $ 2,779,455          $ 2,435,791
Operating expense recoveries                                                           1,999,927            1,915,451
Percentage rents                                                                         285,285              225,759
Parking                                                                                  139,502              207,576
Other                                                                                     21,542               31,872
                                                                           ----------------------    -----------------

  Total revenues                                                                       5,225,711            4,816,449

OPERATING COSTS & EXPENSES:
General operating expenses                                                               536,779              594,137
Real estate taxes                                                                        881,456            1,333,725
Management fee (Note 8)                                                                  508,938               91,657
General and administrative expenses                                                    3,068,223            1,949,488
Depreciation and amortization                                                          1,081,366              968,383
                                                                           ----------------------    -----------------

  Total operating costs and expenses                                                   6,076,762            4,937,390
                                                                           ----------------------    -----------------

OPERATING LOSS                                                                          (851,051)            (120,941)

OTHER INCOME (EXPENSE):
Interest expense (Notes 4 and 5)                                                      (1,703,505)          (1,490,415)
Interest income                                                                          934,993              307,533
Gain on sale of residential property (Note 9)                                         42,951,865
Other (Note 6)                                                                         3,340,200
                                                                           ----------------------    -----------------

Total other income (expense), net                                                     45,523,553           (1,182,882)
                                                                           ----------------------    -----------------

NET INCOME (LOSS)                                                                    $44,672,502        $  (1,303,823)
                                                                           ======================    =================


See accompanying notes to consolidated financial statements.

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                                                   Winthrop
                                                                                  California
                                                                                   Investors
                                                               Crow                 Limited
                                                             Irvine #2            Partnership             Total

BALANCE, January 1, 1997                                     $  (3,911,422)          $32,185,544          $28,274,122

Net loss (Note 1)                                                 (977,867)             (325,956)          (1,303,823)
                                                         ------------------    ------------------    -----------------

BALANCE, December31, 1997                                       (4,889,289)           31,859,588           26,970,299

Distributions                                                   (6,154,909)             (308,308)          (6,463,217)

Net income (Note 1)                                             33,504,377            11,168,125           44,672,502
                                                         ------------------    ------------------    -----------------

BALANCE, December 31, 1998                                    $ 22,460,179          $ 42,719,405         $ 65,179,584
                                                         ==================    ==================    =================



See accompanying notes to consolidated financial statements.

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,1998 AND 1997

                                                                                      1998                  1997
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                                  $44,672,502           $(1,303,823)
Adjustments to reconcile net income (loss) to net cash (used in)
  provided by operating activities:
  Depreciation and amortization                                                      1,081,366               968,383
  Gain on sale of residential property                                             (42,951,865)
  Settlement of letter of credit                                                    (3,340,200)
  Changes in operating assets and liabilities:
    (Increase) decrease in accounts receivable                                        (254,487)               58,681
    Increase in deferred rents receivable                                             (340,738)             (469,822)
    Increase in prepaid expenses and other assets                                     (633,504)              (97,454)
    Increase (decrease) in accounts payable and accrued expenses                     1,491,202              (209,628)
    (Decrease) increase in accrued interest                                         (1,854,986)            1,675,242
    (Decrease) increase in unearned rental revenue                                     (14,232)               46,933
    (Decrease) increase in tenant security deposits                                     (6,468)               62,415
                                                                              -----------------     -----------------

       Net cash (used in) provided by operating activities                          (2,151,410)              730,927

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to real estate                                                            (9,223,913)           (3,919,547)
Additions to deferred costs                                                            (36,109)             (503,131)
Net proceeds from sale of residential property                                      47,551,865
                                                                              -----------------     -----------------

      Net cash provided by (used in) investing activities                           38,391,843            (4,422,678)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of long-term debt                                                           (139,401)          (15,227,383)
Repayment of loans from general partner                                             (7,701,841)
Partner distributions                                                               (6,463,217)
Proceeds from issuance of long-term debt                                                                  20,000,000
                                                                              -----------------     -----------------

      Net cash (used in) provided by financing activities                          (14,304,459)            4,772,617
                                                                              -----------------     -----------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                           21,835,974             1,080,866

CASH AND CASH EQUIVALENTS, beginning of year                                         4,727,101             3,646,235
                                                                              -----------------     -----------------

CASH AND CASH EQUIVALENTS, end of year                                             $26,563,075            $4,727,101
                                                                              =================     =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION -
  Cash paid during the year for interest, net of amounts capitalized                $3,558,491            $1,600,619
                                                                              =================     =================



See accompanying notes to consolidated financial statements.

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


1.       ORGANIZATION

         Crow Winthrop Development Limited Partnership (the Partnership) was formed in 1985 for the purpose of acquiring owning and developing approximately 122 acres of land in Orange County, California. The general partner is Crow Irvine #2, a California limited partnership, and the limited partner is Winthrop California Investors Limited Partnership, a Delaware limited partnership (Winthrop).

         Pursuant to the Partnership Agreement (the Agreement), operating profits and losses of the Partnership are allocated to the partners in accordance with the provisions of the Agreement, generally 75% to Crow Irvine #2 and 25% to Winthrop.

         Distributions of available cash flow, as defined in the Agreement, will be made first to Crow Irvine #2 for the repayment of principal and accrued interest of any outstanding loans from the general partner, and then 75% to Crow Irvine #2 and 25% to Winthrop. Distributions and gains and losses from capital transactions, as defined in the Agreement, will be allocated to the partners in the priorities defined in the Agreement.

         During 1997 the Partnership formed Shops at Park Place LLC for the purpose of owning and operating a retail center. The Partnership is the managing and sole member of Shops at Park Place LLC

         During 1998, the Partnership formed Park Place Residential Realty LLC (Park Place Realty) and Park Place Residential Realty -Land LLC (Park Place Land), for the purpose of reacquiring and reselling approximately 32 acres of residential property located in Orange County, California. In addition, during 1998 the Partnership formed 3121 Michelson Drive LLC (3121 Michelson), Park Place Hotel Company LLC (Park Place Hotel), and, in January 1999, formed Park Place Parking Company LLC (Park Place Parking) for the purposes of developing, owning, and operating a 150,000-square-foot Class A office building, a luxury hotel, and parking structures, respectively. The Partnership is the managing and sole member of each of these limited liability companies.

         The Partnership, together with Shops at Park Place LLC, Park Place Realty Park Place Land, 3121 Michelson and Park Place Hotel, are referred to herein as the Company

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Basis of Presentation - The accompanying consolidated financial statements of the Company include all of the accounts of Crow Winthrop Development Limited Partnership and its wholly owned affiliates, Shops at Park Place LLC, Park Place Realty, Park Place Land, 3121 Michelson, and Park Place Hotel. All significant intercompany accounts and transactions have been eliminated.

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (Continued)


          Revenue Recognition - Minimum rents are recognized on the straight-line basis over the terms of the leases, which generally range from three to 20 years. Differences between minimum rents recognized on the straight-line basis and minimum rents actually received under the terms of the lease agreements are recorded as deferred rents receivable in the accompanying consolidated balance sheet. Percentage rents are recognized as earned. Recoveries from tenants for taxes, insurance, and other property operating expenses are recognized as revenues in the period when the corresponding costs are- incurred.

          Cash Equivalents - The Company considers all highly liquid instruments purchased with original maturities of three months or less to be cash equivalents.

          Real Estate - Real estate is recorded at cost. The cost of property and equipment, other than tenant improvements, is depreciated on a straight-line basis over the estimated useful lives of the related assets (generally from 10 to 39 years). Tenant improvements are amortized on a straight-line basis over the lesser of their estimated useful lives or the term of the related lease.

          Capitalization of Construction Costs - The Company capitalizes all direct costs relating to development of the property during the construction period. In addition, certain indirect costs, including interest, are capitalized during the construction period. After construction is complete, these indirect costs are expensed in the period incurred.

          Deferred Costs - Costs incurred in obtaining tenant leases are deferred and amortized over the terms of the related leases. Costs incurred in obtaining loans are deferred and amortized over the terms of the related loans.

          Long-Lived Assets - The Company accounts for its long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. In accordance with SFAS No. 121, 1ong-lived assets to be held are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable. The Company periodically reviews the carrying value of long-lived assets to determine whether impairment to such value has occurred. At December 31, 1998 and 1997, no provision for impairment was considered necessary.

          Use of estimates - The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Income Taxes - The Partnership is not considered a taxable entity for federal and state income tax purposes. Any taxable income or loss is reported by the partners on their individual tax returns. All of the affiliated companies are taxed as limited liability companies under the provisions of federal and state tax codes. Under federal laws, taxes based on income of a limited

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

         liability company are payable by the members individually. For the years ended December 31, 1998 and 1997, a provision for California franchise tax of $7,000 and $800, respectively, has been provided in the accompanying consolidated financial statements at statutory rates based on gross receipts (revenues) under California laws.

3.       REAL ESTATE

          Real estate consists of the following at December 31:

                                                                  1998                      1997
              Land and land improvements                      $28,975,192               $28,975,192
              Buildings                                        22,039,122                21,761,541
              Tenant improvements                               1,602,433                 1,060,544
              Furniture and equipment                              73,614                    73,614
              Construction in progress                         25,609,195                21,804,752
                                                              -----------               -----------
                                                               78,299,556                73,675,643
              Less accumulated depreciation                    (2,295,779)               (1,308,965)
                                                              -----------               -----------
                                                              $76,003,777               $72,366,678
                                                              ===========               ===========


4.       LONG-TERM DEBT

         Long-term debt consists of the following at December 31:

                                                                  1998                      1997
              First trust deed note payable to financial
              institution, due in monthly installments of
              $ 151,803, including interest at 8.36% per
              annum, unpaid principal and interest due on
              June 11, 2027                                   $19,815,107               $19,954,508

              Loan payable to Fluor Corporation, bearing interest at 5% per annum, unpaid principal and interest due July 31, 2001

                                                                9,739,892                 9,739,892
                                                              -----------               -----------

                                                              $29,554,999               $29,694,400
                                                              ===========               ===========


CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

          On June 25, 1997, the Company entered into a loan agreement with a financial institution (the Loan Agreement) for a $20,000,000 loan. The proceeds from the loan were used primarily to refinance a construction loan with another financial institution. The loan is collateralized by the Shops at Park Place LLC property, assignment of related rents, and other security agreements. The Loan Agreement provides, among other things, for optional prepayment of the loan on June 11, 2007, without penalty.

          In August 1986, the Company entered into an agreement with Fluor Corporation (Fluor) (the Fluor Agreement) whereby Fluor loaned the Company $ 10,000,000 to pay development fees to the City of Irvine. In February 1987, development fees in the amount of $9,836,115 were paid to the City of Irvine. In accordance with the Fluor Agreement, the excess funds were returned to Fluor. Pursuant to the Fluor Agreement, principal payments are due upon the use or sale of office development entitlements as granted by the City of Irvine. As of December 31, 1998, principal payments of $96,223 have been repaid to Fluor in accordance with the terms of the Fluor Agreement. Interest on the Fluor loan accrues at 5% compounded annually and is payable pro rata upon the repayment of each portion of the principal, as defined in the Fluor Agreement. The unpaid principal balance of the Fluor loan and all accrued and unpaid interest is due on July 31, 2001. At December 31, 1998 and 1997, accrued and unpaid interest on the Fluor loan was $8,103,712 and $7,254,016, respectively.

          Long-term debt at December 31, 1998, is due in aggregate annual amounts as follows:

              1999                                    $   126,355
              2000                                        137,622
              2001                                      9,889,780
              2002                                        163,252
              2003                                        177,812
              Thereafter                               19,060,178
                                                      -----------
                                                      $29,554,999
                                                      ===========


5.       LOANS FROM GENERAL PARTNER

         From time to time, Crow Irvine #2 has advanced funds to the Partnership, as required, to enable the Partnership to meet its obligations. Such unsecured advances bear interest at the prime rate (8.25% at December 31, 1998) plus 1% per annum and are repayable from cash flow or sale or refinancing proceeds of the Partnership before any distributions to partners. At December 31, 1997, unpaid principal was $7,701,841 and accrued interest was $2,704,682.

         As of December 31, 1998, all unpaid principal and accrued interest on the loans from general partner had been repaid in full.

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

6.       OTHER LIABILITIES

         In February 1989, the Company entered into a real property option agreement, as amended (the Option Agreement) with a third party, and subsequently its successor in ownership (the Buyer), whereby the Company granted the Buyer an option to acquire approximately 32 acres of residential property (the Residential Property). In October 1989, the Buyer exercised its option and acquired the Residential Property from the Company. In connection with the Option Agreement, the Company and the Buyer entered into additional agreements which imposed certain development obligations on the Buyer for completion of various on-site and off-site improvements (the Development Agreements).

         Pursuant to the provisions of the Option Agreement and the Development Agreements, the Buyer caused a financial institution to issue an irrevocable letter of credit in the amount of $3,340,200, representing the estimated cost of the on-site and off-site improvements to the Residential Property, to secure the performance of certain development obligations of the Buyer. In September 1994, as a result of nonperformance of these certain development obligations by the Buyer, the Company drew the $3,340,200 proceeds under the letter of credit.

         Subsequently, litigation was undertaken related to the nonperformance by the Buyer and the rights to the proceeds from the letter of credit. During the time of this litigation, the Company recorded the $3,340,200 as a liability. In August 1998, the Company and the Buyer entered into a settlement agreement (the Settlement Agreement) whereby, among other things, the Buyer waived all of its rights to and assigned to the Company the letter of credit proceeds. As a result, the Company recorded the letter of credit proceeds as other income in 1998.

7.       COMMITMENTS AND CONTINGENCIES

         Lease Revenues - The Company owns and leases space in real property located in a shopping center complex. All of the leases are classified as operating leases. Substantially all such leases expire over the next 18 years and provide for reimbursement of certain operating expenses. Reimbursement of operating expenses amounted to $ 1,999,927 and $ 1,915,451 for the years ended December 31, 1998 and 1997, respectively. In addition, certain leases provide for additional rents based on tenants' gross sales. Additional rents amounted to $285,285 and $225,759 for the years ended December 31, 1998 and 1997, respectively.

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


         Future minimum lease revenues under noncancelable operating leases at December 31, 1998, are summarized as follows:

                Year ending December 31:
                  1999                                           $  2,817,212
                  2000                                              2,876,400
                  2001                                              2,983,951
                  2002                                              2,923,418
                  2003                                              2,811,898
                  Thereafter                                       23,166,550
                                                                 ------------

                                                                  $37,579,429
                                                                 ============



         Litigation - The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. While the resolution of these matters cannot be predicted with certainty, management believes that the final outcome of such matters will not have a material adverse effect on the financial position or results of operations of the Company.

8.       RELATED-PARTY TRANSACTIONS

         Crow Orange County Management Company, Inc. (Crow Management), an affiliated company, provides management services to the Company for a monthly fee equal to 15% of expenses incurred by the Company for managing, operating, and maintaining its real estate properties. Management fees earned by Crow Management amounted to $508,938 and $91,657 for the years ended December 31, 1998 and 1997, respectively. In addition, Crow Management is entitled to an annual incentive management fee of 5% of the excess of gross revenues over projected revenues, as defined in the management agreement. There were no incentive management fees earned during 1998 and 1997. Crow Management also provides leasing services to the Company in connection with leasing activity at its real estate properties. Leasing commissions paid to Crow Management amounted to $6,844 and $89,924 during the years ended December 31, 1998 and 1997, respectively, and are included in deferred costs in the accompanying balance sheets.

         In addition to its management and leasing responsibilities, Crow Management supervises the conversion of tenant space and certain other capital improvements at the retail center. Crow Management is entitled to a construction management fee of 10% of the conversion and tenant improvement costs. There were no construction management fees earned during 1998 and 1997.

         In connection with the sale of the residential property in 1998 (Note
         9), the Company paid Crow Management sales commissions of $1,250,000, which are included in gain on sale of residential property in the accompanying statement of operations.

CROW WINTHROP DEVELOPMENT
LIMITED PARTNERSHIP AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

         Crow Winthrop Operating Partnership (CWOP), an affiliated partnership owned by Crow Irvine #2 and Winthrop, was formed to acquire, own, and operate a building located in the center of the Company's real estate properties. Crow Irvine #2 has a 1% limited partnership interest in the profits and losses of CWOP. During 1997 Jamboree LLC (Jamboree) succeeded to the interest of CWOP in the building. The Company reimburses Jamboree for certain common area expenses. Such reimbursements amounted to $57,776 and $54,935 during 1998 and 1997, respectively. The Company's receives monthly payments from Jamboree for reserved parking spaces on the Company's land. Such receipts amounted to $139,502 and $174,279 during 1998 and 1997, respectively.

         The Company reimburses an affiliated company for administrative expenses related to the development of the real estate owned by the Company. During 1998 and 1997, the Company accrued or reimbursed the affiliated companies $ 1,292,870 and $699,548, respectively, for such administrative expenses. In addition, the Company receives reimbursements from an affiliated company to offset certain common area operating expenses. Such reimbursements amounted to $763 and $3,572 during 1998 and 1997, respectively.

9.       GAIN ON SALE OF RESIDENTIAL PROPERTY

         In connection with the Settlement Agreement (Note 6), the Company reacquired the Residential Properties from the Buyer for a settlement price of $4,600,000 and simultaneously sold the Residential Properties to an unrelated party for a gross sales price of $50,000,000. As a result, the Company recorded a gain on sale of the Residential Property of $42,951,865 during 1998.

10.      SUBSEQUENT EVENTS

         In 1999, Park Place Hotel signed a 20-year operating agreement with a hotel operator